UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2023, Oblong, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with entities affiliated with Foundry Group (the “Exchanging Stockholders”), pursuant to which the Company exchanged an aggregate of 406,776 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 406,776 shares of Common Stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting Common Stock), with an exercise price of $0.0001 per share. The Exchange Warrants will be exercisable at any time, except that the Exchange Warrants will not be exercisable by the Exchanging Stockholders if, upon giving effect or immediately prior thereto, the Exchanging Stockholders would beneficially own more than 4.99% of the total number of issued and outstanding Common Stock, which percentage may change at the holders’ election to any other number less than or equal to 19.99% upon 61 days’ notice to the Company. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Delaware law. Immediately after the transactions contemplated by the Exchange Transaction, the Exchanging Stockholders will own 115,859 shares of Common Stock in addition to the Exchange Warrants, representing approximately 4.99% of the total number of issued and outstanding Common Stock as of such date.

The descriptions of the Exchange Agreement and the Exchange Warrants are not complete and are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The Exchange Agreement and the Exchange Warrants contain certain representations, warranties, and covenants customary for similar transactions. The representations, warranties and covenants made by the Company in the Exchange Agreement and the Exchange Warrants were made solely for the benefit of the parties to the Exchange Agreement and the Exchange Warrants and may be subject to limitations agreed upon by the contracting parties.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01, above, is hereby incorporated by reference. The issuance of the Exchange Warrants was made in reliance upon an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Exchange Warrant.
10.1	Exchange Agreement, dated as of June 30, 2023, between Oblong, Inc. and Foundry Venture Capital 2007, L.P. and Foundry Group Select Fund, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OBLONG, INC.

Date: July 5, 2023                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO